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                           CAPITAL APPRECIATION FUND

                      SUPPLEMENT DATED FEBRUARY 15, 2006
                                      TO
                         PROSPECTUS DATED MAY 2, 2005

This Supplement is made as of February 15, 2006 to the Prospectus of Capital Appreciation Fund ("Fund") dated May 2, 2005.

On January 25, 2006, the Board of Trustees of the Fund approved a proposal to reorganize the Fund into the Janus Capital Appreciation Portfolio ("Janus Capital Appreciation"), a new series of the Met Investors Series Trust.

Janus Capital Appreciation has investment objectives, strategies and risks substantially similar to the Fund.

If the shareholders of the Fund approve the proposal, the Fund will liquidate by transferring substantially all of its assets to Janus Capital Appreciation. Shareholders of the Fund will receive shares of Janus Capital Appreciation equal in value to their shares of the Fund as of the date of the reorganization, which is proposed to take place as of the close of business on or about May 1, 2006. Shareholders of record of the Fund as of January 31, 2006 are scheduled to vote on the proposal at a special meeting of shareholders to be held on April 12, 2006. Shareholders of record of the Fund will be mailed information detailing the proposal prior to April 12, 2006.

Date: February 15, 2006